Supplement to the
Fidelity® Advisor Tax Managed Stock Fund Institutional Class
December 30, 2003
Prospectus

The following information replaces similar information found under the heading "Buying Shares" beginning on page 10.

8. Mutual funds or qualified tuition programs for which FMR or an affiliate serves as investment manager or fund of fund mutual funds managed by third parties; and

The following information replaces similar information found in the "Fund Management" section on page 22.

Keith Quinton is manager of Advisor Tax Managed Stock Fund. He also manages other Fidelity funds. Since joining Fidelity Investments in May 2001, Mr. Quinton has worked as a portfolio manager.

ATMSI-04-03 October 30, 2004
1.763354.106